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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2008

                           Gateway Energy Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                   0-6404                      44-0651207
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(State or other jurisdiction      (Commission                (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)

                         500 Dallas Street, Suite 2615,
                                 Houston, Texas                     77002
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                     (Address of principal executive office)      (Zip Code)

                                 (713) 336-0844
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              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition.

On March 18, 2008, Gateway Energy Corporation issued a press release announcing its operating results and financial condition for the year ended December 31, 2007. A copy of the press release is set forth as Exhibit 99.1 hereto. The information in this Item 2.02 of this current report on Form 8-K, including
Exhibit 99.1 hereto, is being "furnished" and shall not be deemed "filed" for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.


Item 9.01           Financial Statements and Exhibits.

(c)      Exhibits

The following exhibits are included herein:

Exhibit No.         Description of Exhibit
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99.1                Press Release dated March 18, 2008 issued by Gateway Energy
                    Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/ Robert Panico
                                               --------------------------------
                                                     Robert Panico
                                                     President and
                                                     Chief Executive Officer

Date:  March 18, 2008

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                                  EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------

99.1                Press Release dated March 18, 2008 issued by Gateway Energy
                    Corporation.


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